Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Methode Electronics, Inc. (the “Company”) certifies that the Quarterly Report on Form 10-Q of the Company for the quarter ended October 30, 2021 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

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Date: December 2, 2021	By:	/s/ Donald W. Duda
Donald W. Duda Chief Executive Officer
Date: December 2, 2021	By:	/s/ Ronald L.G. Tsoumas
Ronald L. G. Tsoumas
Chief Financial Officer